UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019

Commission File Number: 001-36542

TerraForm Power, Inc.
(Exact name of registrant as specified in charter)

Delaware	46-4780940
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

200 Liberty Street, 14th Floor, New York, New York	10281
Address of Principal Executive Offices)	(Zip Code)

646-992-2400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 10, 2019, TerraForm Power, Inc. (the “Company”) issued press releases made pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), announcing a private offering and its pricing by TerraForm Power Operating, LLC, a Delaware limited liability company and a subsidiary of the Company, of $700 million aggregate principal amount of its new 4.75% senior notes due 2030 (the “notes”).

Any offers of the notes will be made only by means of a private offering memorandum to persons reasonably believed to be qualified institutional buyers under Rule 144A and to persons outside of the United States under Regulation S, each under the Securities Act. The offering of the notes is expected to close on or about October 16, 2019, subject to customary closing conditions.

The issuance and sale of Notes have not been and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.

This report shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Copies of such press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit Number	Description
99.1	TerraForm Power, Inc. press release, dated October 10, 2019.
99.2	TerraForm Power, Inc. press release, dated October 10, 2019.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2019	TerraForm Power, Inc.

	By:	/s/ William Fyfe
William Fyfe
General Counsel